UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2026

PROPANC BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42806	33-0662986
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

302, 6 Butler Street

Camberwell, VIC, 3124 Australia

(Address of registrant’s principal executive office) (Zip code)

+61-03-9882-0780

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	PPCB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 8, 2026, Annie Van Broekhoven retired and stepped down from the Board of Directors (the “Board”) of Propanc Biopharma, Inc. (the “Company”) and the Company accepted her resignation. That same day, the Board filled the vacancy on the Board left by Ms. Van Broekhoven’s resignation and appointed Carlo Campiciano to serve on the Board until his resignation or removal.

Mr. Campiciano is a qualified accountant and member of the Institute of Public Accountants in Australia, and has extensive business experience in taxation, finance operations, planning and financial strategy. Mr. Campiciano obtained a Master of Entrepreneurship and Innovation from Swinburne University of Technology, Graduate Diploma in Computing from Monash University Caulfield (formerly Caulfield Institute of Technology) as well as a Bachelor of Business (Accounting) from RMIT University and Certificate in Corporate Governance from the Governance Institute. Mr. Campiciano also holds US GAAP certification. Mr. Campiciano has been the CFO and Company Secretary of MedAdvisor Limited, a company listed on the Australian Securities Exchange (ASX). Mr. Campiciano was part of the foundation team that launched MedAdvisor in 2012 and since its launch has been key in raising several rounds of capital, as well as the company’s listing on the ASX in December 2015. As part of the executive team of MedAdvisor, Mr. Campiciano has been instrumental in the strategic and operational development of the business, which included seeing MedAdvisor expand its operations to be a market leader in Australia as well as establishing the business in the USA and Asia. Additionally, Mr. Campiciano spent twelve years lecturing in venture finance in the Masters of Entrepreneurship and Innovation program at the Swinburne Graduate School of Entrepreneurship.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1	Director Agreement dated July 8, 2026 by and between Propanc Biopharma, Inc. and Carlo Campiciano
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 14, 2026	PROPANC BIOPHARMA, INC.

	By:	/s/ James Nathanielsz
	Name:	James Nathanielsz
	Title:	Chief Executive Officer and Chief Financial Officer